Exhibit 99.1

FOR IMMEDIATE RELEASE

Symbotic to Acquire Walmart’s Advanced Systems and Robotics Business and Sign Related Commercial Agreement

•	Walmart has selected Symbotic to develop, build and deploy an advanced solution that automates its Accelerated Pickup and Delivery centers (“APDs”), with an initial order covering hundreds of stores.

•	Acquisition adds new product category for Symbotic to address opportunity for automated fulfillment of customer orders at the local and store level, supporting the growth of eCommerce.

•	Agreement could add more than $5 billion to Symbotic’s future backlog.

Wilmington, Massachusetts (January 16, 2025) — Symbotic Inc. (Nasdaq: SYM), a leader in A.I.-enabled robotics technology for the supply chain, today announced it has agreed to acquire the Advanced Systems and Robotics business from Walmart (NYSE: WMT). This transaction expands the long-standing relationship between Walmart and Symbotic with the aim of developing an integrated automated supply chain.

Walmart has chosen Symbotic to develop, build and deploy an advanced solution leveraging Symbotic’s A.I.-enabled robotics platform to offer Walmart customers greater shopping convenience through accelerated online pickup and delivery options at stores. Symbotic will engage in a development program funded by Walmart to enhance current online pickup and delivery fulfillment systems as well as to design new systems to meet the needs of current and future customers. If performance criteria are achieved, Walmart is committed to purchasing and deploying systems for 400 APDs at stores over a multi-year period, with Walmart’s option to add additional APDs in the coming years. Associated with the development program, Walmart will pay Symbotic a total of $520 million, including $230 million at closing.

The transaction and new agreements could increase Symbotic’s future backlog by more than $5 billion and adds a micro-fulfillment solution that expands its addressable market by more than $300 billion in the United States alone.

Total consideration for the acquisition is $200 million in cash at close, subject to customary adjustments, and up to $350 million in additional contingent consideration in future periods dependent upon the quantity of APD systems ordered.

“This is a highly strategic transaction for Symbotic as we expand upon our long-term relationship with Walmart and broaden our product offering beyond the traditional warehouse to eCommerce settings for last mile delivery,” said Rick Cohen, Chairman and Chief Executive Officer of Symbotic.

Symbotic has played a critical role in enabling Walmart to automate its vast supply chain since 2017 and is currently deploying its software and robotics platform across all 42 of Walmart’s regional distribution centers in the U.S. Bringing Symbotic’s expertise and technology platform to the APD is a natural extension of this work and allows Walmart to utilize its stores to fulfill eCommerce orders through pickup and delivery more efficiently, economically, and accurately. Approximately 90% of the U.S. population lives within 10 miles of Walmart’s more than 4,600 stores. Walmart’s store-fulfilled deliveries grew nearly 50% year-over-year, surpassing a $2.5 billion monthly run rate, during its quarter ended October 31, 2024.

“We’re excited about what this means for our customers. We anticipate the synergy between Symbotic’s expertise and our nearly decade-long relationship in innovating the supply chain technologies to elevate customer service and rapidly advance our in-store Accelerated Pickup and Delivery capabilities,” said Greg Cathey, Senior Vice President of Transformation and Innovation at Walmart.

The acquisition is anticipated to close in Symbotic’s fiscal second quarter of 2025.

Citi served as financial advisor to Symbotic.

WEBCAST INFORMATION

Symbotic will host a webcast today at 8 a.m. ET to discuss the acquisition of Walmart’s Advanced Systems and Robotics business. The webcast link is: https://edge.media-server.com/mmc/p/rjiibzn9.

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ABOUT SYMBOTIC

Symbotic is an automation technology leader reimagining the supply chain with its end-to-end, A.I.-powered robotic and software platform. Symbotic reinvents the warehouse as a strategic asset for the world’s largest retail, wholesale, and food & beverage companies. Applying next-generation technology, high-density storage and machine learning to solve today’s complex distribution challenges, Symbotic enables companies to move goods with unmatched speed, agility, accuracy and efficiency. As the backbone of commerce, Symbotic transforms the flow of goods and the economics of the supply chain for its customers. For more information, visit www.symbotic.com.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but are not limited to, our expectations or predictions of future financial or business performance or conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events, backlog, or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Symbotic’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Symbotic believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Symbotic is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Symbotic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Symbotic’s filings with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to realize the benefits expected from the transactions described herein (the “Transactions”); business disruption following the Transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the agreements entered into in connection with the Transactions; the effect of the announcement of the Transactions on Symbotic’s business relationships, performance, and business generally; the amount of the costs, fees, expenses and other charges related to the Transactions; and other consequences associated with joint ventures and legislative and regulatory actions and reforms.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Symbotic’s control. While all projections are necessarily speculative, Symbotic believes that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Symbotic or its representatives considered or consider the projections to be a reliable prediction of future events.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Symbotic and is not intended to form the basis of an investment decision in Symbotic. All subsequent written and oral forward-looking statements concerning Symbotic, the proposed Transactions or other matters and attributable to Symbotic or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

INVESTOR RELATIONS CONTACT

Charlie Anderson

Vice President, Investor Relations & Corporate Development

ir@symbotic.com

MEDIA INQUIRIES

mediainquiry@symbotic.com

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